U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Holmes Macro Trends Fund
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Emerging Europe Fund
China Region Fund
Near-Term Tax Free Fund
U.S. Government Securities Ultra-Short Bond Fund

Investor Class Shares

Supplement dated June 21, 2018, to the Funds' Statement of Additional Information ("SAI") dated May 1, 2018

The following disclosure hereby replaces the corresponding section under "Board of Trustees, Management and Service Providers" on page 25 & 26 of the SAI:

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica A. Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2015	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Atlantic since 2008.

For more information, please contact Fund customer service representative toll free at
 1-800-US-FUNDS (1-800-873-8637)

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.